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                                                                   EXHIBIT 10.22

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                                  ZEFER Corp.

           Convertible Subordinated Promissory Note Due May 28, 2002


$2,000,000                                                Boston, Massachusetts
                                                                   May 28, 1999


     ZEFER Corp., a Delaware corporation (the "Company"), for value received, hereby promises to pay to Renaissance Worldwide, Inc. ("Renaissance"), or its registered assigns (the "Holder"), the principal sum of Two Million Dollars ($2,000,000) in eight equal quarterly installments of $250,000 on the 28th day of May, August, November and February (each a "Quarterly Payment Date") commencing on May __, 2000, and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate equal to the 30-day LIBOR rate, as announced by The Wall Street Journal, plus 200 basis points per annum, on each Quarterly Payment Date commencing August 28, 1999 and continuing until May 28, 2002.

     This Note has been issued by the Company in connection with the Asset Purchase Agreement, dated as of May 19, 1999, among the Company, Renaissance and Neoglyphics Media Corporation (the "Purchase Agreement"), and in conjunction with (i) the Agreement to be Bound by Registration Agreement, dated May 28, 1999, among Renaissance and certain existing stockholders of the Company (the "GTCR Partners") and (ii) the Agreement to be Bound by Stockholders Agreement, dated May 28, 1999, among Renaissance and the GTCR Partners, reference to each of which is made for a statement of certain additional rights and benefits to which the Holder is entitled.
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1.   Subordination.
     -------------

     The Holder agrees that it will, without payment of additional consideration, agree to such customary subordination provisions as any holder of Senior Indebtedness (as defined below) may from time to time request and, the Holder shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms so agreed, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note. "Senior Indebtedness" means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under capital leases, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness of the Company which the Company and the holder this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.

2.   Conversion.
     ----------

     (a) Subject to and in compliance with the provisions of this Section 2, prior to the payment in full of the principal amount of this Note, the Holder may convert the outstanding principal amount of this Note, in whole or in part, into such number of fully paid, nonassessable shares of common stock, $.01 par value per share ("Common Stock"), of the Company as is determined by dividing the aggregate principal amount to be so converted by the applicable Conversion Price (as defined below and as adjusted pursuant to the provision of Section 2(c)).

     (b) If, prior to May __, 2002, the Company files a registration statement for an initial public offering, of its Common Stock ("IPO"), the Company shall, within five business days of the initial filing of such registration statement, send written notice of such filing (the "Filing Notice") to the Holder. The Holder shall, within 30 days from the date of receipt of the Filing Notice (but in any event no later than the printing of the red herring prospectus for the
IPO), determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into shares of Common Stock in accordance with this Section 2 and shall send an irrevocable, written notice to the Company of such election (the "Election Notice"). If, upon the expiration of such 30-day period, the Holder has not elected to convert this

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Note into shares of Common Stock or has not notified the Company of its election, the Holder shall forfeit, its right to convert this Note into Common Stock hereunder. If the Holder has elected to convert this Note into shares of Common Stock pursuant to this Section 2(a), such conversion shall become effective immediately prior to the effectiveness of the registration statement for the IPO.

     (c) For purposes of this Section 2, the "Conversion Price" at which Common Stock shall be issuable upon conversion of this Note shall be equal to the product of (A) the per share price to the public of the Common Stock in the IPO and (B) .8. The Holder and the Company expressly acknowledge and agree that any rights under this Section 2 are conditioned upon the closing of the IPO.

     (d)  Surrender of Note and Delivery of Certificates.  When surrendered for
          ----------------------------------------------
conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion and the receipt of the Election Notice, the Company shall deliver or cause to be delivered at its principal executive office to the Holder, or on the Holder's written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note, or portion hereof, in accordance with the provisions hereof. Such conversion shall be deemed to have been made at the time this Note shall have been surrendered for conversion and the Election Notice shall have been received by the Company at its principal executive office (the "Conversion Date"), and the Holder in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby. If less than the entire outstanding principal amount of this Note is being converted, a new Note shall promptly be delivered to the holder for the unconverted principal balance and shall be of like tenor as to all terms as the Note surrendered.

     (e)  Adjustment of Conversion Price.
          ------------------------------

          (i)  In case the Company shall:

               (A)  declare a dividend of Common Stock on its Common Stock;

               (B) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise; or

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               (C)  combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification, reverse stock split or otherwise, the number of shares of Common Stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the Holder shall be entitled to receive upon conversion of this Note the number of shares of Common Stock which such Holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event; provided, however, that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion. An adjustment made pursuant to this Section 2(c) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (ii) If, prior to maturity of this Note, the Company shall at any time consolidate or merge with another corporation (other than a merger or consolidation in which the Company is the surviving corporation), the Holder will thereafter be entitled to receive, upon the conversion hereof, the securities or property to which a holder of the number of shares of Common Stock then deliverable upon the conversion hereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of this Note.

     (f)  Notice. In case the Company proposes to take any action referred to in
          ------
Section 2(c) above, or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the Holder, at such Holder's address appearing in the Note Register, at least twenty
(20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.

     (g)  Statement of Adjustment.  Whenever the Conversion Price shall be
          -----------------------
adjusted as provided in Section 2(c) above, the Company shall forthwith file at each office designated for the conversion of Subordinated Notes, a statement, signed by the Chairman of the Board, the President, any Vice President, the Treasurer or Secretary of the Company, showing in reasonable detail the facts requiring such adjustment and the Conversion Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustment to be sent by mail, first class, postage prepaid, to each record holder of Subordinated Notes at his or its address appearing on the Note Register. Where appropriate, such notice may

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be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 2(d) hereof.

     (h)  Fractional Shares.  No fractional shares of Common Stock shall be
          -----------------
issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion. Such payment shall be based on the fair market value of the Common Stock at the time of conversion of this Note, as determined in good faith by the Board of Directors.

     (i)  Accrued Interest. Upon the conversion of this Note, the Company shall
          ----------------
not be required to pay any accrued but unpaid interest on the amount so converted up to the Conversion Date.

     (j)  Securities Act of 1933.  Upon conversion of this Note, the Holder may
          ----------------------
be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

3.   No Prepayment of Principal.  Except as otherwise provided in Section 6(g),
     --------------------------
the principal indebtedness represented by this Note may not be prepaid in whole or in part, without the prior written consent of the Holder.

4.   Default.
     -------

     Subject to the subordination provisions of Section 1, the entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the Holder, without any other notice or demand of any kind or any presentment or protest, if any one of the following events shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

     (a) if default shall be made in the payment of any installment of principal of Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or

     (b) if the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its

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assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or

     (c) if an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

5.   Note Register.
     -------------

     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

     (b) Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the Holder or his or its attorney duly authorized in writing, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such Holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such Holder may designate in writing.

     (c) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this
Note in lieu of which such new Note is made and delivered.

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6.   General.
     -------

     (a)  Successors and Assigns. This Note, and the obligations and rights of
          ----------------------
the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

     (b)  Recourse. Recourse under this Note shall be to the general unsecured
          --------
assets of the Company only and in no event to the officers, directors or stockholders of the Company.

     (c)  Changes.  Changes in or additions to this Note may be made or
          -------
compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of the Note then outstanding.

     (d)  Currency.  All payments shall be made in such coin or currency of the
          --------
United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (e)  Notices.  All notices, requests, consents and demands shall be made in
          -------
writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          If to the Holder:

          Renaissance Worldwide, Inc.
          189 Wells Avenue
          Newton, Massachusetts 02159
          Attention: General Counsel

          If to the Company:

          ZEFER Corp.
          105 South Street
          Boston, Massachusetts 02111
          Attention: General Counsel

     (f)  Saturdays, Sundays, Holidays.  If any date that may at any time be
          ----------------------------
specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the Boston,

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Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

     (g) This Note is subject to and entitled to the benefits of the Purchase Agreement. The Company may, in accordance with the provisions of Section 8.5 of the Purchase Agreement, elect to credit against amounts otherwise payable under this Note any unpaid amounts claimed by the Company against Renaissance under
Article VIII of the Purchase Agreement. The rights of the Company under this
Section 6(g) shall be enforceable against Renaissance and any subsequent holder of this Note.

     (h) Governing Law.  This Note shall be construed and enforced in accordance
         -------------
with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

                        ZEFER CORP.


                        By:  /s/ William Seibel
                             ------------------
                             President

[Corporate Seal]


ATTEST: /s/ Sean Mullaney
        -----------------
         Secretary

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